UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ENVIRONMENTAL POWER CORPORATION

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ENVIRONMENTAL POWER CORPORATION

ONE CATE STREET, 4TH FLOOR

PORTSMOUTH, NEW HAMPSHIRE 03801

SUPPLEMENT TO PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 10, 2007

The following information supplements and amends the Proxy Statement (the “Proxy Statement”), dated August 15, 2007, furnished in connection with the solicitation of proxies by the Board of Directors of Environmental Power Corporation, for use at its 2007 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Monday, September 10, 2007, at 10:30 a.m., local time at Marriott Dallas/Fort Worth Airport South, 4151 Centreport Boulevard, Ft. Worth, Texas 76155, and at any adjournment or postponement of the Annual Meeting. The purpose of this supplement is (1) to correct an error regarding the description of the vote required to approve the amendment to our Restated Certificate of Incorporation described in Proposal Two set forth in the Proxy Statement, (2) to provide certain additional information regarding such proposal and (3) to update certain information regarding the solicitation of proxies in connection with the Annual Meeting. Defined terms used in this supplement and not otherwise defined herein have the respective meanings ascribed to them in the Proxy Statement. Except as specifically amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

Vote Required for Amendment to Restated Certificate of Incorporation

The information set forth in the table on page 2 of the Proxy Statement regarding the vote required for Proposal Two, in the second column of such table opposite the words “Amendment of our Restated Certificate of Incorporation”, is hereby amended and restated in its entirety as follows:

“Affirmative vote of a majority in voting power of both (a) the outstanding shares of common stock and series A preferred stock entitled to vote thereon at the Annual Meeting and (b) the outstanding shares of common stock entitled to vote thereon at the Annual Meeting, voting as a separate class.”

The information set forth in the second paragraph under the heading “Board Recommendation” on page 44 of the Proxy Statement relating to Proposal Two is hereby amended and restated in its entirety as follows:

“The affirmative vote of a majority in voting power of both (a) the outstanding shares of common stock and series A preferred stock entitled to vote thereon at the Annual Meeting and (b) the outstanding shares of common stock entitled to vote thereon at the Annual Meeting, voting as a separate class, is required to approve the Charter Amendment.”

Additional Information Regarding Proposal Two

Consistent with our previously reported need to raise additional equity financing to support our current business development plans and general corporate requirements, on August 27, 2007, we filed a registration statement on Form S-3 with the Securities and Exchange Commission relating to a proposed firm commitment underwritten public offering of 4,500,000 shares of our common stock (or 5,175,000 shares if the underwriters exercise their over-allotment option in full) (the “Offering”). If the Offering is consummated, we expect to receive proceeds of approximately $22,641,900 ($26,150,685 if the underwriters exercise their over-allotment option in full), based upon an assumed offering price of $5.53 per share, the last sale price of our common stock on August 24, 2007 as reported on the American Stock Exchange, after deducting the estimated underwriting discounts and commissions and the offering expenses payable by us.

We expect to use the net proceeds from the Offering for working capital needs and general corporate purposes, including capital investment in currently planned multi-digester RNG™ facilities to be owned and operated by our subsidiary, Microgy, and its affiliates. However, Microgy will require significant funds in addition to funds available from the proceeds of this offering in order to complete construction of its currently planned facilities. We currently expect that the principal source of such additional funds will be in the form of debt financing for such facilities, including funds already raised from the tax exempt bond financing in Texas completed in November 2006, which funds are dedicated to the planned facilities in Texas, and funds that Microgy and its affiliates plan to raise in similar financings in California and elsewhere. However, we also expect that we will need to raise a significant amount of additional equity financing, in addition to the proceeds of the Offering, in order to complete all of our currently planned facilities.

The expected use of net proceeds that we receive in the Offering represents our current intention based upon our present plans and business condition. The amounts and timing of our actual expenditures will depend upon numerous factors, including the success of our business development activities. Pending the uses described above, we intend to invest the net proceeds of the Offering in short-term, interest-bearing, investment-grade securities.

The number of shares we propose to issue in the Offering currently exceeds the number of authorized but unissued and unreserved shares of common stock we currently have available for issuance. Therefore, the approval of the Charter Amendment is necessary for the success of the Offering. The Offering remains subject to numerous conditions, including the approval of the Charter Amendment.

The registration statement relating to the Offering has been filed with the Securities and Exchange Commission but has not yet become effective. The securities which are the subject of such registration statement, may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Additional Information Regarding Solicitation of Proxies

In addition to the solicitation of proxies in person or by mail, and by officers and employees of Environmental Power in person or by telephone, we will use the services of Morrow & Co., Inc., 470 West Avenue, Stamford, Connecticut 06902, to aid in the solicitation of proxies and pay such firm an anticipated fee of $5,000 plus reasonable expenses.

Voting or Changing Your Vote

If you have not yet voted, or if you wish to change your vote, with respect to any of the matters to be acted upon at the Annual Meeting, a proxy card and postage-paid envelope has been included with this supplement for your convenience, which you may complete, date and sign and return to our transfer agent, American Stock Transfer & Trust Company. If your shares are registered directly in your name, you may also vote in person at the Annual Meeting by completing a ballot, which will be available at the Annual Meeting, or by voting by telephone by calling (800) 776-9437 toll free from the United States and Canada. If your shares are held in “street name” for your account by a bank, broker or other nominee, you will receive, or may have already received, instructions from your broker or other nominee explaining how you may vote your shares, and you may vote your shares in person at the Annual Meeting only if you obtain from your broker a broker’s proxy card, which is not the same as the enclosed proxy card, authorizing you to vote the shares and bring the broker’s proxy card with you to the Annual Meeting. Please see pages 2 and 3 of the Proxy Statement for more information regarding the voting of your shares.

By order of the Board of Directors,

Dennis Haines

Secretary

Portsmouth, New Hampshire

August 28, 2007

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